[EATON VANCE LOGO]                     [PHOTO OF STATUE OF LIBERTY]
EATON VANCE-Registered Trademark-

Annual Report December 31, 2000


[PHOTO OF BUILDING]              EATON VANCE
                                INSTITUTIONAL
                                 SHORT TERM
                                  TREASURY
                                    FUND



[PHOTO OF FLAG]

EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND AS OF DECEMBER 31, 2000

INVESTMENT UPDATE
-------------------------------------------------------------------------------

[PHOTO OF MICHAEL B. TERRY]

Michael B. Terry
Portfolio Manager

INVESTMENT ENVIRONMENT
-------------------------------------------------------------------------------
   THE ECONOMY

- After rapidly expanding in the first half of 2000, U.S. economic growth slowed considerably in both the third and fourth quarters. Fourth quarter gross domestic product rose at a sluggish 1.4% annual rate, down from a 5.9% rate in the first half of the year. The slowdown in economic growth was caused by tightening Federal Reserve policy, higher energy prices, and declining consumer confidence.

- Even though the Consumer Price Index rose 3.4% in 2000, the Fed considers inflation to be contained. The increase was primarily caused by a surge in energy costs: the price of natural gas rose 37%, while home heating oil rose 41%. Other components of the consumer price index, such as food, housing, and transportation, showed more moderate price increases. Excluding food and energy, the so-called "core rate" was a more modest 2.6%.

   THE MARKET

- In the first half of 2000, the Federal Reserve Board attempted to slow economic growth by raising the Federal Funds target rate by a total of 1.0% to 6.50%. This led to a situation in which the yield curve was inverted for much of the year.

- As 2000 came to a close, it became evident that the economy was slowing too much. As a result, the markets began to speculate that the Fed would soon cut the Federal Funds target rate. On January 3, 2001, the Fed surprised the markets with an inter-meeting rate cut of 50 basis points (0.50%). The Fed's aggressive move, coupled with slowing economic activity, has caused the markets to price in additional interest rate easing through the first half of 2001.

THE FUND
-------------------------------------------------------------------------------
   THE PAST YEAR

- In the period from December 31, 1999 to December 31, 2000, Eaton Vance Institutional Short-Term Treasury Fund had a total return of 5.50%.(1)

- This return resulted from an increase in the Fund's net asset value to $70.76 per share on December 31, 2000, from $70.60 per share on December 31, 1999, and the reinvestment of $3.72 per share in income dividends.

   ABOUT THE FUND

- The Fund invests only in U.S. Treasury obligations with maturities of up to five years and Treasury-collateralized repurchase agreements, providing a combination of very low credit risk and slight interest rate sensitivity, compared to most taxable fixed-income mutual funds.

-------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FUND INFORMATION
AS OF DECEMBER 31, 2000


PERFORMANCE(1)
-------------------------------------------------------------------------------
SEC Average Annual Total Returns
-------------------------------------------------------------------------------
One year                                                                 5.50%
Life of Fund+                                                            4.93%

+   Inception Date -- 1/4/99

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND AS OF DECEMBER 31, 2000

INVESTMENT UPDATE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE INSTITUTIONAL SHORT-TERM TREASURY FUND VS. THE
MERRILL LYNCH U.S. TREASURY BILL INDEX*

January 31, 1999 -- December 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           EATON VANCE                      Merrill Lynch
                          INSTITUTIONAL                   U.S. Treasury Bill
                    SHORT-TERM TREASURY FUND                    Index
1/99                        $10,000                            $10,000
2/99                        $10,027                             $9,737
3/99                        $10,067                             $9,784
4/99                        $10,100                             $9,814
5/99                        $10,130                             $9,720
6/99                        $10,168                             $9,700
7/99                        $10,208                             $9,690
8/99                        $10,245                             $9,691
9/99                        $10,286                             $9,767
10/99                       $10,319                             $9,779
11/99                       $10,359                             $9,763
12/99                       $10,403                             $9,703
1/00                        $10,443                             $9,724
2/00                        $10,486                             $9,868
3/00                        $10,531                            $10,059
4/00                        $10,574                            $10,034
5/00                        $10,630                            $10,048
6/00                        $10,677                            $10,220
7/00                        $10,726                            $10,319
8/00                        $10,778                            $10,469
9/00                        $10,828                            $10,478
10/00                       $10,882                            $10,580
11/00                       $10,935                            $10,796
12/00                       $10,975                            $11,001

-------------------------------------------------------------------------------

PERFORMANCE
-------------------------------------------------------------------------------
Cumulative Total Return
-------------------------------------------------------------------------------
One Year                                                                 5.50%
Life of Fund+                                                            4.93%

+  Inception Date -- 1/4/99

* Sources: TowersData, Bethesda, MD.; Towers, Inc. Investment operations commenced 1/4/99. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

   The chart compares the Fund's total return with that of the Merrill Lynch U.S. Treasury Bill Index, a representative, unmanaged index of U.S. Treasury bills with various maturities. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS

U.S. TREASURY OBLIGATIONS -- 98.9%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
---------------------------------------------------------------------
US Treasury Bill, 0.00%, 3/8/01               $1,000       $  989,240
---------------------------------------------------------------------
Total U.S. Treasury Obligations
   (identified cost, $990,502)                             $  989,240
---------------------------------------------------------------------
Total Investments -- 98.9%
   (identified cost $990,502)                              $  989,240
---------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.1%                     $   10,838
---------------------------------------------------------------------
Net Assets -- 100.0%                                       $1,000,078
---------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
----------------------------------------------------
Investments, at value (identified cost,
   $990,502)                              $  989,240
Cash                                          10,838
----------------------------------------------------
TOTAL ASSETS                              $1,000,078
----------------------------------------------------
NET ASSETS FOR 14,134 SHARES OF
   BENEFICIAL INTEREST OUTSTANDING        $1,000,078
----------------------------------------------------
Sources of Net Assets
----------------------------------------------------
Paid-in capital                           $1,001,340
Net unrealized depreciation (computed on
   the basis of identified cost)              (1,262)
----------------------------------------------------
TOTAL                                     $1,000,078
----------------------------------------------------
Net Asset Value, Offering Price and
Redemption Price Per Share
----------------------------------------------------
($1,000,078  DIVIDED BY 14,134 SHARES OF
   BENEFICIAL INTEREST OUTSTANDING)       $    70.76
----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
-----------------------------------------------------
Interest                                  $29,974,207
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $29,974,207
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 1,680,775
Service fees                                1,205,705
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,886,480
-----------------------------------------------------

NET INVESTMENT INCOME                     $27,087,727
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $   142,437
-----------------------------------------------------
NET REALIZED GAIN                         $   142,437
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $    (1,335)
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $    (1,335)
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $   141,102
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $27,228,829
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         PERIOD ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999(1)
---------------------------------------------------------------------------------
From operations --
   Net investment income                  $      27,087,727  $         21,440,419
   Net realized gain                                142,437                13,346
   Net change in unrealized appreciation
      (depreciation)                                 (1,335)                   73
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      27,228,829  $         21,453,838
---------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income             $         (49,953) $            (33,199)
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $         (49,953) $            (33,199)
---------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares           $   1,125,488,542  $        720,116,543
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared                         49,953                33,199
   Cost of shares redeemed                   (1,152,719,078)         (740,568,666)
---------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $     (27,180,583) $        (20,418,924)
---------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $          (1,707) $          1,001,715
---------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------
At beginning of year                      $       1,001,785  $                 70
---------------------------------------------------------------------------------
AT END OF YEAR                            $       1,000,078  $          1,001,785
---------------------------------------------------------------------------------

 (1) For the period from the start of business, January 4, 1999, to December 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                       YEAR ENDED DECEMBER 31,
                                  ---------------------------------
                                    2000(1)          1999(2)(3)
-------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $70.600           $70.000
-------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------
Net investment income               $ 3.860           $ 3.015
Net realized and unrealized
   gain                               0.020             0.005
-------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 3.880           $ 3.020
-------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------
From net investment income          $(3.720)          $(2.420)
-------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(3.720)          $(2.420)
-------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $70.760           $70.600
-------------------------------------------------------------------

TOTAL RETURN(4)                        5.50%             4.32%
-------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 1,000           $ 1,002
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.60%             0.60%(5)
   Net investment income               5.60%             4.23%(5)
Portfolio Turnover                       11%               11%
-------------------------------------------------------------------

 (1) Net investment income per share was computed as its proportionate share of the net increase in net assets from operations per share.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) For the period from the start of business, January 4, 1999, to December 31, 1999.
 (4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Institutional Short Term Treasury Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and liquidity by investing exclusively in U.S. Treasury obligations (bills, notes and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized exclusively by U.S. Treasury obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of discount when required for federal income tax purposes. The Fund is in compliance with the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, which is effective for fiscal years beginning after December 15, 2000.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

 D Distributions to Shareholders -- It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends on its tax return to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and defer the recognition of taxable income by shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy.

   Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended December 31, 2000, $27,037,774 was reclassified from undistributed net investment income and $142,437 was reclassified from accumulated net realized gain to paid-in capital due to differences arising from the use of equalization accounting for tax purposes.

 E Repurchase Agreements -- The Fund may enter into repurchase agreements collateralized exclusively by US Treasury obligations with banks and broker-dealers determined to be creditworthy by the Investment Adviser. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

 F Other -- Investment transactions are accounted for on a trade date basis.
   Dividends to shareholders are recorded on the ex-dividend date.

EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

 G Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
                                                  2000        1999(1)
    --------------------------------------------------------------------
    Sales                                      15,662,248    10,231,236
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                      706           470
    Redemptions                               (15,663,009)  (10,217,518)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                           (55)       14,188
    --------------------------------------------------------------------

 (1) For the period from the start of business, January 4, 1999, to December 31, 1999.

3 Purchases and Sales of Investments
-------------------------------------------
   Purchases and sales (including maturities) of U.S. Government Securities aggregated $2,475,120,010 and $2,489,999,536, respectively.

4 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management services rendered to the Fund. The fee is at an annual rate of 0.35% of the average daily net assets of the Fund. Eaton Vance also provides administrative services and pays all ordinary operating expenses of the Fund (except service and management fees). For the year ended December 31, 2000, the fee was equivalent to 0.35% of the Fund's average net assets and amounted to $1,680,775. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations. Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended
   December 31, 2000, no significant amounts have been deferred.

5 Service Plan
-------------------------------------------
   The Fund has adopted a service plan. Fund assets bear a service fee for personal and/or account services paid to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, in an amount not exceeding 0.25% of average daily net assets. EVD may pay up to the entire amount of the service fee to investment dealers and their employees, or to EVD employees for providing services to the Fund or its shareholders. Service fee payments from EVD to investment dealers and others will be made on new accounts only if EVD has previously authorized in writing such payments for identified accounts. For the year ended December 31, 2000, the Fund paid $1,205,705 in service fees to EVD, and EVD in turn paid a substantial portion of this amount to investment dealers.

6 Line of Credit
-------------------------------------------
   The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowing at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2000.

7 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $990,502
    --------------------------------------------------
    Gross unrealized appreciation             $     --
    Gross unrealized depreciation               (1,262)
    --------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (1,262)
    --------------------------------------------------

EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND AS OF DECEMBER 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Institutional Short Term Treasury Fund (the "Fund") as of December 31, 2000, the related statement of operations, for the year then ended, and the statement of changes in net assets and the financial highlights and for the year ended December 31, 2000 and for the period from the start of business, January 4, 1999, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Institutional Short Term Treasury Fund at December 31, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 2, 2001

EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND AS OF DECEMBER 31, 2000

INVESTMENT MANAGEMENT

Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

Michael B. Terry
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University Graduate
School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


-------------------------------------------------------------------------------
  This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------

163-2/01                                                                I-TYSRC